                                                                    Exhibit (q)

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Michael A. Latham, a Trustee and President and Chief Executive Officer of iShares Trust (the "Trust") and a Director and President and Chief Executive Officer of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ Michael A. Latham
----------------------------------
Name: MICHAEL A. LATHAM

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Charles A. Hurty, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ Charles A. Hurty
----------------------------------
Name: CHARLES A. HURTY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Cecilia H. Herbert, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company,
(ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ Cecilia H. Herbert
----------------------------------
Name: CECILIA H. HERBERT

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that John E. Kerrigan, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ John E. Kerrigan
----------------------------------
Name: JOHN E. KERRIGAN

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Robert H. Silver, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ Robert H. Silver
----------------------------------
Name: ROBERT H. SILVER

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that George G.C. Parker, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company,
(ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ George G. C. Parker
----------------------------------
Name: GEORGE G.C. PARKER

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that John E. Martinez, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ John E. Martinez
----------------------------------
Name: JOHN E. MARTINEZ

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that J. Darrell Duffie, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ J. Darrell Duffie
----------------------------------
Name: J. DARRELL DUFFIE

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Jack Gee is Treasurer and Chief Financial Officer of iShares Trust (the "Trust") and Treasurer and Chief Financial Officer of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,")( together, the "Companies"), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn, as his attorney-in-fact, with power of substitution, and in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing an Treasurer and Chief Financial Officer of the Trust or of the Company,
(ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

                                                                   May 26, 2010

/s/ Jack Gee
----------------------------------
Name: JACK GEE

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                                ISHARES TRUST,
                                ISHARES, INC.,
                ISHARES MSCI RUSSIA CAPPED INDEX FUND, INC. AND
           ISHARES MSCI EMERGING MARKETS SMALL CAP INDEX FUND, INC.

Know all persons by these presents that Robert S. Kapito, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. (each a "Company,") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign
(i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact. This Power of Attorney will be governed by and construed in accordance with the laws of (i) the State of Maryland with respect to iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares MSCI Emerging Markets Small Cap Index Fund, Inc. and (ii) the State of Delaware with respect to iShares Trust. The execution of the Power of Attorney is not intended to, and does not, revoke any prior powers of attorney.

                                                                   May 26, 2010

/s/ Robert S. Kapito
----------------------------------
Name: ROBERT S. KAPITO